                                                                   Exhibit 24
                              POWER OF ATTORNEY

      Xerox Credit Corporation and each person whose signature appears below hereby authorize each of Stuart B. Ross, Donald R. Altieri and Martin
S. Wagner, with full power to act alone, to file, either in paper or electronic form, a Report on Form 10-K, and amendments thereto, under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1994, which Report and amendments shall contain such information and exhibits as either Stuart B. Ross, Donald R. Altieri or Martin S.
Wagner deems appropriate. Each person hereby appoints each of Stuart B. Ross, Donald R. Altieri and Martin S. Wagner as attorneys-in-fact, with full powers to act alone, to execute such Report and any and all amendments thereto in the name and on behalf of Xerox Credit Corporation and each such person, individually and in each capacity stated below (including the power to enter electronically such company identification numbers, passwords and personal identification numbers and passwords as may be required to effect such filing as prescribed under the rules and regulations of the Securities and Exchange Commission ("Commission"), and to file, either in paper or electronic form, with the Commission a form of this Power of Attorney, hereby granting said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacities as aforesaid.

                                   XEROX CREDIT CORPORATION
                                   By
                                   Stuart B. Ross, Chairman, President
                                   and Chief Executive Officer
March 30, 1995
    (Signature)                        (Title)

Stuart B. Ross                     Chairman, President and Chief Executive
                                   Officer and Director
                                   (Principal Executive Officer)


Donald R. Altieri                  Vice President, Treasurer and Chief
                                   Financial Officer and Director
                                   (Principal Financial Officer)

Tanvir Hyder                       Controller
                                   (Principal Accounting Officer)

Eunice M. Filter                   Director

David R. McLellan                  Director


(36)